                                                     EXHIBIT 23.2



                   CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                             KPMG PEAT MARWICK LLP


Boston, Massachusetts
July 18, 1996